COREL CORPORATION

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN THAT a Special Meeting of Shareholders of Corel Corporation (the "Corporation") will be held at the offices of the Corporation, 1600 Carling Avenue, Ottawa, Ontario, K1Z 8R7, at 3:00 p.m. (Ottawa time) on the 25th day of September, 2002 for the following purposes:

1. to consider and, if deemed advisable, to pass, with or without amendment, Special Resolution No. 1, the full text of which is set out in Schedule A to the Management Proxy Circular, to reduce the stated capital account maintained in respect of the Corporation's common shares and the Corporation's Series A Participating Convertible Preferred Shares (the "Series A Shares");

2. to consider and, if deemed advisable, to pass, with or without amendment, Special Resolution No. 2, the full text of which is set out in Schedule B to the Management Proxy Circular, to amend the articles of the Corporation with respect to the rights, privileges, conditions and restrictions attaching to the Series A Shares; and

3. to transact such other business as may properly come before the meeting and any adjournment thereof.

This Notice is accompanied by a Form of Proxy and a Management Proxy Circular. The holders of common shares of the Corporation of record on August 26, 2002 will be entitled to receive notice of the Special Meeting of Shareholders (the " Special Meeting"). They will also be entitled to vote at the Special Meeting.

Dated this 19th day of August, 2002.

By Order of the Board of Directors

/s/ Robert D. Chapman

Robert D. Chapman

Secretary

If you are unable to attend the meeting in person, you are invited to complete, sign and return the accompanying Form of Proxy in the envelope provided and the Form of Proxy must be deposited not later than 5:00 p.m. (Ottawa time) on September 23, 2002 to either the Secretary of the Corporation at 1600 Carling Avenue, Ottawa, Ontario, K1Z 8R7 or Computershare Trust Company of Canada, 100 University Avenue, 11th Floor, Toronto, Ontario, M5J 2Y1.

COREL CORPORATION

1600 Carling Avenue, Ottawa, Ontario K1Z 8R7

MANAGEMENT PROXY CIRCULAR

SOLICITATION OF PROXIES BY MANAGEMENT

The information contained in this Management Proxy Circular is furnished in connection with the solicitation by the management of Corel Corporation (the "Corporation" or "Corel") of proxies to be used at the Special Meeting of Shareholders of the Corporation (the "Special Meeting") to be held at the time and place and for the purposes set forth in the notice of meeting and at any adjournment thereof. The solicitation of proxies will be made primarily by mail but proxies may also be solicited by telephone or other personal contact by directors, officers or employees of the Corporation. The costs of solicitation will be borne by the Corporation.

APPOINTMENT OF PROXYHOLDERS AND REVOCATION OF PROXIES

A vote at all meetings of shareholders of the Corporation may be given in person or by proxy whether or not the proxyholder is a shareholder. The persons designated in the Form of Proxy accompanying this Management Proxy Circular are officers of the Corporation. A shareholder has the right to appoint a person, who need not be a shareholder of the Corporation, other than the persons designated in the accompanying Form of Proxy, to attend and act on behalf of the shareholder at the meeting. To exercise this right, a shareholder may either insert such other person's name in the blank space provided in the accompanying Form of Proxy or complete another appropriate form of proxy.

To be valid, a proxy must be dated and signed by the shareholder or his or her attorney authorized in writing or, if the shareholder is a corporation, by a duly authorized officer or attorney. The proxy, to be acted upon, must be deposited with Computershare Trust Company of Canada, 100 University Avenue, 11th Floor, Toronto, Ontario, M5J 2Y1 or to the attention of the Secretary at the registered office of the Corporation at 1600 Carling Avenue, Ottawa, Ontario, K1Z 8R7, in either case, not later than by 5:00 p.m. (Ottawa time) on the 23rd day of September, 2002.

A shareholder who has given a proxy may revoke it either (a) by depositing an instrument in writing (including another proxy) executed by the shareholder or by the shareholder's attorney authorized in writing, either (i) with the Secretary at the registered office of the Corporation, 1600 Carling Avenue, Ottawa, Ontario, K1Z 8R7 any time up to and including the last business day prior to the day of the meeting or with the Chairman on the day of the Special Meeting at any time before it is exercised on any particular matter, or (b) by attending the Special Meeting in person and personally voting the shares represented by the proxy prior to the exercise thereof, or (c) in any other manner permitted by law.

VOTING OF PROXIES

The officers whose names are printed on the accompanying Form of Proxy will, on a show of hands or any ballot that may be called for, vote or withhold from voting the shares in respect of which they are appointed in accordance with the direction of the shareholder appointing them. If no choice is specified by the shareholder, the shares will be voted for the approval of Special Resolution No. 1 and for the approval of Special Resolution No. 2 on the terms disclosed in this Management Proxy Circular.

The Form of Proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the Notice of Special Meeting and with respect to other matters which may properly come before the Special Meeting or any adjournment thereof. As at the date hereof, management knows of no such amendment, variation or other matters to come before the Special Meeting.

VOTING SHARES AND RECORD DATE

As of August 16, 2002, there were issued and outstanding 91,795,249 common shares of the Corporation ("Common Shares"). The Board of Directors has fixed the close of business on August 26, 2002 as the record date for the purposes of determining shareholders entitled to receive notice of the Special Meeting (the "Record Date"). Each holder of Common Shares is entitled to one vote for each share held by him or her, as shown as registered in such holder's name on the list of shareholders prepared as of the close of business on the Record Date.

PRINCIPAL SHAREHOLDERS

As of August 16, 2002, the directors or officers of the Company were not aware of any beneficial owner who exercised control or direction over more than 10% of the Corporation's Common Shares.

DIRECTORS' AND OFFICERS' INSURANCE

Corel maintains directors' and officers' liability insurance insuring directors and officers of the Corporation and its subsidiaries against liability for acts or omissions in their capacities as directors and officers, as well as insuring the Corporation and its subsidiaries for claims relating to securities matters, subject to certain exclusions. Such insurance also insures Corel against all losses which it may incur in indemnifying officers and directors of Corel. The annual premium paid by Corel is US$944,403. The maximum amount payable is US$75 million per year with a retention of US$100,000 for corporate reimbursement and entity coverage in Canada and a sub-retention of US$500,000 for all claims in the United States.

AUDIT COMMITTEE

The Board of Directors has appointed an Audit Committee. The Audit Committee has a specifically defined mandate that includes responsibility for overseeing management reporting with respect to internal controls and corporate governance. The members of the Audit Committee are James Hopkins, Honourable Barbara J. McDougall, Jean-Louis Malouin and Lyle Blair.

SPECIAL RESOLUTION NO. 1 - REDUCTION IN STATED CAPITAL

At the Special Meeting, shareholders will be asked to consider and approve, with or without variation, Special Resolution No. 1, the full text of which is set forth in Schedule A to this Management Proxy Circular authorizing a reduction of the stated capital account of the Corporation's Common Shares to an aggregate amount of US$91,795,249 or US$1.00 per share and a reduction of the stated capital account of the Corporation's Series A Participating Convertible Preferred Shares ("Series A Shares") to an aggregate amount of US$48,000,000 or US$2.00 per share.

Under the Canada Business Corporations Act, a corporation is prohibited from taking certain actions, including purchasing its own shares and declaring or paying dividends on its shares, if, among other things, there are reasonable grounds for believing that the realizable value of the Corporation's assets would thereby be less than the aggregate of its liabilities and stated capital of all classes of shares.

The effect of Special Resolution No. 1 will be to reduce the aggregate of the stated capital accounts of the Common Shares and Series A Shares to US$139,795,249. At May 31, 2002, the unaudited balance sheet of the Corporation disclosed liabilities of approximately US$65 million.

The reduction in the stated capital account of the Common Shares to which Special Resolution No. 1 relates will not give rise to immediate tax consequences under the Income Tax Act (Canada) for holders of Common Shares. Shareholders may wish to consult with their own tax advisors with respect to the proposed capital reduction.

Microsoft Licensing, Inc. ("MSLI"), a subsidiary of Microsoft Corporation ("Microsoft") is the holder of the issued and outstanding 24,000,000 Series A Shares. The holder of the Series A Shares is entitled to participate rateably with the holders of the Corporation's Common Shares in any tender, exchange offer or issuer bid made by the Corporation for its Common Shares.

The Corporation expects that, upon the approval of Special Resolution No. 1, the Corporation will be able to satisfy the requirements of the Canada Business Corporations Act for the purchase of its shares. Following approval of Special Resolution No. 1, the Corporation expects to give consideration to the purchase of some of its Common Shares and Series A Shares. If the Corporation determines to make such purchases, it may do so in a number of ways, including pursuant to an issuer bid made to the holders of Common Shares and Series A Shares on a pro rata basis. The Corporation may also consider and undertake normal course purchases of its Common Shares on The Toronto Stock Exchange and the Nasdaq National Market. The Corporation may also determine to undertake concurrently an offer to purchase Common Shares and a private agreement with MSLI to purchase Series A Shares. The Corporation will not enter into any private agreement with MSLI to purchase Series A Shares unless the Board of Directors, acting in good faith, has determined that such private agreement is desirable for the Corporation and the terms of such private agreement and any concurrent offer to purchase shares from the holders of Common Shares are fair to the holders of Common Shares.

The Corporation has made no determination to purchase any of its shares. The Corporation may consider such purchases in the future and in the course of such consideration will determine the feasibility and benefits of any such purchases and the extent to which it would be in its best interests to use available cash resources for such purchases. There is no assurance that the Corporation will be able to or will determine to make any such purchases.

The Canada Business Corporations Act provides that the Corporation may not reduce its stated capital if there are reasonable grounds for believing that, after giving effect to the reduction in the stated capital accounts for the Corporation's Common Shares and the Series A Shares as contemplated by Special Resolution No. 1, the Corporation will be unable to pay its liabilities as they become due or that the realizable value of the Corporation's assets will be less than the aggregate of its liabilities. Management is of the view that the Corporation does not have reasonable grounds for belief that after giving effect to such reduction, the Corporation will be unable to pay its liabilities as they become due or that the realizable value of the Corporation's assets will be less than the aggregate of its liabilities.

Special Resolution No. 1 must be approved by 66% of the votes cast at the Special Meeting by the holders of Common Shares. MSLI, as the holder of the issued and outstanding Series A Shares, has consented to the reduction in the stated capital of the Series A Shares as set forth in Special Resolution No. 1. Such consent is conditional upon the approval of Special Resolution No. 1 and Special No. Resolution No. 2 at the Special Meeting and upon there having occurred prior to the Special Meeting no change in the business, operations or capital of Corel that would reasonably be expected to have a significant adverse effect on the market price or value of the securities of Corel.

The Board of Directors has determined that the reduction of the stated capital account with respect to the Corporation's Common Shares and Series A Shares is in the best interests of the Corporation and unanimously recommends that the holders of Common Shares vote FOR Special Resolution No. 1. Proxies appointing the persons whose names are printed therein to act will (unless otherwise directed) be voted FOR Special Resolution No. 1.

SPECIAL RESOLUTION NO. 2 - AMENDMENTS TO THE ARTICLES OF THE CORPORATION

Shareholders will be asked to consider and approve, with or without variation, Special Resolution No. 2, the full text of which is set forth in Schedule B to this Management Proxy Circular, making certain changes to the rights, privileges, conditions and restrictions attaching to the Series A Shares as set out in the articles of the Corporation. These amendments are intended to facilitate the procedures pursuant to which the holders of the Series A Shares may exercise the conversion rights attaching to the Series A Shares to facilitate a resale of the underlying Common Shares by permitting book entry registration of the Series A Shares.

On October 2, 2000, Corel issued to MSLI 24,000,000 Series A Shares at a subscription price of US$5.625 per share. In connection with the issuance of the Series A Shares, MSLI, Microsoft and Corel entered into a registration rights agreement pursuant to which Corel granted to MSLI certain rights to require Corel to register the Series A Shares and the Common Shares into which the Series A Shares are convertible for offer and sale under applicable United States and Canadian securities laws. At the request of MSLI, Corel has filed with the Securities and Exchange Commission ("SEC") its Registration Statement on Form S-3, (No. 333-55988 effective October 4, 2001) qualifying for offer and sale the Series A Shares and the underlying Common Shares (the "S-3").

To date, MSLI has not sold any of the Series A Shares.

The Series A Shares are convertible at the option of the holder into common shares of Corel on a one for one basis, subject to adjustment in certain events, provided that if the holder of a Series A Share is Microsoft or MSLI any other affiliate or associate of Microsoft, such holder shall have no right to convert such Series A Shares but any transferee holder shall have such conversion rights from and after such transfer.

In addition to the conversion right described above, the rights, privileges, conditions and restrictions of the Series A Shares are as follows: the Series A Shares (i) are not redeemable by the holder or Corel; (ii) are entitled to participate in any tender or exchange offer (including an issuer bid in Canada) by Corel for all or any portion of the common shares, for a consideration equal to the consideration paid per common share in such tender or exchange offer; (iii) are entitled to participate equally with the Common Shares with respect to the payment of dividends other than dividends payable in the form of Common Shares; (iv) are entitled to receive on liquidation, dissolution or winding-up before any payment with respect to the Common Shares, an amount per Series A Share equal to the greater of (A) U.S.$5.625 and (B) the amount to which the holder of a Common Share would be entitled, together with all declared and unpaid dividends; and (v) are not entitled to any voting rights except the right to vote in connection with any alteration or change in the powers, preferences or special rights of the holders of Series A Shares which affects such holders adversely, and the right to vote, on an as converted basis together with the holders of the Common Shares and any other series of preferred shares, but not separately as a class or series, with respect to an amalgamation or arrangement following the completion of a Permitted Bid or Competing Permitted Bid as defined in Corel's Shareholders Rights Plan Agreement dated as of February 11, 1999 as amended and restated as of March 31, 1999 between the Company and Montreal Trust Company of Canada, as Rights Agent.

Special Resolution No. 2 must be approved by 66% of the votes cast at the Special Meeting by the holders of Common Shares and must be approved, separately, by the holder of the Series A Shares. MSLI has approved Special Resolution No. 2.

The Board of Directors has determined that the amendments to the articles of the Corporation are in the best interests of the Corporation and unanimously recommends that the holders of Common Shares vote FOR Special Resolution No. 2. Proxies appointing the persons whose names are printed therein to act will (unless otherwise directed) be voted FOR Special Resolution No. 2.

OTHER MATTERS

The management of the Corporation knows of no amendment or variation of the matters referred to in the Notice of Special Meeting and of no other business to be brought before the Special Meeting. However, if any amendment, variation or other business is properly brought before the Special Meeting, the accompanying Form of Proxy confers discretionary authority on the persons named therein to vote on any amendment or variation of the matters referred to in the Notice of Special Meeting or such other business in accordance with their best judgment.

APPROVAL OF THE BOARD OF DIRECTORS

The contents and sending of this Management Proxy Circular have been approved by the Board of Directors of the Corporation.

DATED this 19th day of August, 2002 at Ottawa, Ontario.

/s/ Derek J. Burney

DEREK J. BURNEY

Derek J. Burney

President and Chief Executive Officer

Schedule A

Special Resolution No. 1 - Reduction in Stated Capital

BE IT RESOLVED THAT :

1. the stated capital account maintained in respect of the Corporation's common shares be and the same is hereby reduced to an aggregate amount of US$91,795,249 and the stated capital account maintained in respect to the Corporation's Series A Participating Convertible Preferred Shares is hereby reduced to an aggregate amount of US$48,000,000; and

2. any officer or director of the Corporation is hereby authorized and directed for and on behalf of the Corporation to execute or cause to be executed, under the seal of the Corporation or otherwise, and to deliver or cause to be delivered, all such documents and instruments and to perform or cause to be performed all such other acts and things as in such director's or officer's opinion may be necessary or desirable to give full effect to the foregoing resolution and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of such document, agreement or instrument or the doing of any such act or thing.

Schedule B

Special Resolution No. 2 - Amendment of Articles

BE IT RESOLVED THAT :

1. the articles of the Corporation are amended by amending the rights, privileges, conditions and restrictions attaching to the Series A Participating Convertible Preferred Shares (the "Series A Shares") as follows:

(a) by deleting Section 6(d) and adding in its place, the following:

"6. Conversion Rights. (d) Exercise of Conversion Privilege and Procedure for Conversion. To exercise its conversion privilege, a holder of Series A Shares shall surrender the certificate or certificates representing the shares being converted to the Company at such location in Canada as the Company shall direct from time to time by notice to the holders of the Series A Shares (which certificate or certificates shall, if required by the Company, be duly endorsed to the Company or in blank or be accompanied by proper instruments of transfer to the Company or in blank), accompanied by a written notice to the Company to the effect that such holder elects so to convert such shares and specifying the name or names (with address or addresses) in which a certificate or certificates or other appropriate instruments evidencing the shares or other property to which such holder is entitled upon such conversion. All accrued and unpaid dividends or other distributions payable on any Series A Shares surrendered for conversion, whether or not earned or declared, shall be paid forthwith upon such conversion. Any dividend payable on Series A Shares surrendered for conversion during the period from the close of business on any record date for the payment of such dividend on such shares to the opening of business on the date of payment of such dividend shall be payable to the holder of record of such shares as of such record date notwithstanding such conversion. As promptly as practicable after the surrender by a holder of Series A Shares of certificates evidencing the Series A Shares being converted at the office referred to above and compliance by such holder with the other conditions specified above, the Company shall issue and shall deliver to the person or persons entitled thereto (as specified in the applicable written notice of conversion) a certificate or certificates evidencing the number of whole Common Shares, other securities and/or property to which such person or persons shall be entitled as provided herein, together (if applicable) with cash in lieu of fractional Common Shares as provided below. Such conversion shall be deemed to have been made as of the close of business on the date of such surrender and compliance and at such time such person or persons shall be treated for all purposes as the record holder or holders (or, in the case of securities or property not in registered form, the owner or owners) of such Common Shares, other securities and/or property on such date and the rights of the converting holder as holder of the converted Series A Shares shall cease."

(b) by adding Section 11 as follows:

"11. Book Entry Registration. (a) Notwithstanding the provisions of Section 6(d), the Company may establish itself or with any registrar and transfer agent for the Series A Shares appointed by the Company (the "Series A Shares Transfer Agent"), procedures for the registration and transfer of Series A Shares in book entry form on an electronic share register (the "Series A Shares Book Entry Register").

(b) If the Company establishes the Series A Book Entry Register, a holder of Series A Shares may establish a book entry position with respect to any number of Series A Shares owned by it at any time or from time to time by delivering an endorsed certificate evidencing its ownership of such Series A Shares to the Company or, if appointed, the Series A Shares Transfer Agent. Upon any such delivery, ownership of such Series A Shares (the "Book Entry Series A Shares") shall thereafter be evidenced solely by entries on the Series A Shares Book Entry Register; the Company or the Series A Shares Transfer Agent, as the case may be, shall enter the holders on the Series A Shares Book Entry Register as the registered holder of such Series A Shares and contemporaneously with such entry the certificate(s) representing such Series A Shares will be cancelled by the Company or the Series A Shares Transfer Agent, as the case may be, and cease to represent such Series A Shares.

(c) The use of the book entry procedures instead of physical delivery of certificates in connection with the transfer and conversion of Book Entry Series A Shares and the issuance of Common Shares upon such conversion, shall in no way affect the validity of the Common Shares issued upon conversion of such Book Entry Series A Shares or any rights or privileges of any holders thereof.

(d) Nothing herein shall affect the right of the Company to establish procedures for the registration and transfer of shares of any other class or series in book entry form on an electronic share register."2. any officer or director of the Corporation is hereby authorized and directed for and on behalf of the Corporation to execute or cause to be executed, under the seal of the Corporation or otherwise, and to deliver or cause to be delivered, all such documents and instruments and to perform or cause to be performed all such other acts and things as in such director's or officer's opinion may be necessary or desirable to give full effect to the foregoing resolution and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of such document, agreement or instrument or the doing of any such act or thing.